UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

Cerecor Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-3759	45-0705648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street, Suite 606 Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On November 17, 2017, Cerecor Inc. (“Cerecor” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that on November 17, 2017, Cerecor entered into, and consummated the transactions contemplated by an Equity Interest Purchase Agreement by and among the Company, TRx Pharmaceuticals, LLC (“TRx”) and certain other seller parties for the acquisition of TRx by the Company.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of TRx for the years ended December 31, 2016 and 2015 and the related notes and the unaudited consolidated financial statements of TRx as of September 30, 2017 and December 31, 2016, and for the nine months ended September 30, 2017 and 2016 and the related notes are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and incorporated by reference into this Item 9.01.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial information, which includes a pro forma condensed combined balance sheet as of September 30, 2017 and pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016 and the notes related thereto, are filed as Exhibit 99.4 to this report and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of TRx for the year ended December 31, 2016 and the related notes to such financial statements.

99.2	Audited consolidated financial statements of TRx for the year ended December 31, 2015 and the related notes to such financial statements.

99.3

Unaudited consolidated financial statements of TRx as of September 30, 2017 and December 31, 2016, and for the nine months ended September 30, 2017 and 2016 and the related notes to such financial statements.

99.4

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2017 and pro forma condensed combined statements of operations for the year ended December 31, 2016 and the nine months ended September 30, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2018	Cerecor Inc.

	By:	/s/ Mariam Morris
Mariam Morris
Chief Financial Officer

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